UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005

————————————

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

————————————

Delaware	333-110442-04	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas 75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 29, 2005, Reddy Ice Holdings, Inc. issued a press release announcing the successful completion of its offer to exchange its 10½% senior discount notes due 2012 registered with the Securities and Exchange Commission for its outstanding, unregistered 10 1/2% senior discount notes due 2012 with the same terms. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.
	99.1	Press release of Reddy Ice Holdings, Inc. dated September 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2005

REDDY ICE HOLDINGS, INC.
By: /s/ Steven J. Janusek Name: Steven J. Janusek Title: Chief Financial and Accounting Officer